EXHIBIT 10.24.3


  Unless this certificate is presented by an authorized representative of The Depository Trust Company, a New York corporation ("DTC"), to Issuer or its agent for registration of transfer, exchange or payment, and any certificate issued is registered in the name of Cede & Co. or in such other name as is requested by an authorized representative of DTC (and any payment is made to Cede & Co., or to such other entity as is requested by an authorized representative of DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL inasmuch as the registered owner hereof, Cede & Co., has an interest herein.

REGISTERED                                                            REGISTERED
NUMBER
  RB-1                                                              $200,000,000
                            ELECTRIC LIGHTWAVE, INC.
                                                                 SEE REVERSE FOR
                                NOTE DUE 2004                CERTAIN DEFINITIONS

                                                              CUSIP 284 895 AA 7

ELECTRIC LIGHTWAVE, INC., a corporation duly organized and existing under the laws of Delaware (herein called the "Company"), which term includes any successor corporation under the Indenture hereinafter referred to), for value received, hereby promises to pay to
                                   CEDE & CO.


or registered assigns, the principal sum of TWO HUNDRED MILLION ($200,000,000) DOLLARS on May 15, 2004, and to pay interest thereon from April 28, 1999 or from the most recent Interest Payment Date to which interest has been paid or duly provided for, semi-annually on May 15 and November 15 in each year, commencing November 15, 1999, at the rate of 6.05% per annum, or if the annual interest rate is adjusted in accordance with the provisions of the Indenture at such adjusted annual interest rate, until the principal hereof is paid or made available for payment. The interest so payable, and punctually paid or duly provided for, on any Interest Payment Date will, as provided in such Indenture, referred to on the reverse hereof, be paid to the Person in whose name this (or one or more Predecessor Notes) is registered at the close of business on the Regular Record Date for such interest, which shall be the May 1 or November 1 (whether or not a Business Day), as the case may be, next preceding such Interest Payment Date. Any such interest not so punctually paid or duly provided for will forthwith cease to be payable to the Holder on such Regular Record Date and may either be paid to the Person in whose name this Note (or one or more Predecessor Notes) is registered at the close of business on a Special Record Date for the payment of such Defaulted Interest to be fixed by the Trustee, notice whereof shall be given to Holders of Notes of this series not more than 15 days and not less than 10 days prior to such Special Record Date, or be paid at any time in any other lawful manner not inconsistent with the requirements of any Notes exchange on which the Notes of this series may be listed, and upon such notice as may be required by such exchange, all as more fully provided in said Indenture. Payment of the principal of (and premium, if any) and any such interest on this Note will be made at the office or agency of the Company maintained for that purpose in the Borough of Manhattan, the City of New York, in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts); provided, however, that at the option of the Company payment of interest may be made by check mailed to the address of the Person entitled thereto as such address shall appear in the Note Register.


     Reference is hereby made to the further provisions of this Note set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.


     Unless the certificate of authentication hereon has been executed by the Trustee referred to on the reverse hereof by manual signature, this Note shall not be entitled to any benefit under the Indenture or be valid or obligatory for any purpose.


     IN WITNESS WHEREOF, the Company has caused this instrument to be duly executed under its corporate seal.


Dated:   April 28, 1999

            CERTIFICATE OF AUTHENTICATION           ELECTRIC LIGHTWAVE, INC.
        THIS IS ONE OF THE SECURITIES OF THE SERIES
     DESIGNATED THEREIN REFERRED TO IN THE WITHIN-MENTIONED
             INDENTURE                              By:
                                                    CHIEF FINANCIAL OFFICER,
                                                    VICE PRESIDENT AND TREASURER
                    CITIBANK, N.A.

                By:                          Attest:
                    AUTHORIZED OFFICER             SECRETARY

     This Note is one of a duly authorized issue of Notes of the Company (herein called the "Notes"), issued and to be issued in one or more series under an Indenture, dated as of April 15, 1999, from the Company to Citibank, N.A., as Trustee (herein called the "Trustee", which term includes any successor trustee under the Indenture), as supplemented and amended by a First Supplemental Indenture dated as of April 15, 1999 from the Company, Citizens Utilities Company, a Delaware Corporation ("Citizens"), and Citizens Newco Company, a Delaware Corporation ("Citizens Newco") to the Trustee (herein together called the "Indenture"), to which Indenture and all indentures supplemental thereto reference is hereby made for a statement of the respective rights, limitations of rights, duties and immunities thereunder of the Company, Citizens, Citizens Newco, the Trustee and the Holders of the Notes and of the terms upon which the Notes are, and are to be, authenticated and delivered. This Note is one of the Notes of the series designated on the face hereof, limited in aggregate principal amount to up to $450,000,000.00.

     Until termination of the Citizens guarantee (the "Citizens Guarantee") as provided in the Indenture, the Notes will be guaranteed by Citizens. Pursuant to the Citizens Guarantee, Citizens has unconditionally and fully guaranteed, as a primary obligor and not as a surety only, on an unsecured basis, to each Holder of the Notes and to the Trustee and its successors and assigns the full and punctual payment of principal, any premium and interest on the Notes. An unconditional and full guarantee of Citizens Newco of the Company's obligations under the Notes will become effective at the time of the transfer of the telecommunication assets of Citizens to Citizens Newco and the distribution of the common stock of Citizens Newco to the stockholders of Citizens (the "Separation"). The Citizens Guarantee will continue in full force and effect until the Separation occurs, or, if Separation does not occur, until payment in full of all Notes when due whether at maturity or otherwise, or discharge, legal defeasance or covenant defeasance of all Notes. If Citizens Newco has received a below investment grade credit rating at the time of Separation, then each Holder of Notes may elect to have the Company repurchase Notes of such Holder at a price equal to 100% of the principal amount plus accrued and unpaid interest to the date of repurchase which will be on or before the 70th day after Separation all as provided in the Indenture. If the noteholders' option to require repurchase of the Note by the Company referred to in the preceding sentence becomes effective, the Citizens Guarantee will terminate upon the purchase of all Notes elected by the noteholders for such repurchase.

     The Company may, at its option, within 15 days of a change of control, but at no other time, redeem all or any portion of the Notes, at a redemption price, plus accrued interest to the date of redemption, equal to the greater of (i) 100% of their principal amount or (ii) the sum of the present values of the remaining scheduled payments of principal and interest thereon (exclusive of interest accrued to the date of redemption) discounted to the date of redemption on a semiannual basis (assuming a 360-day year consisting of twelve 30 day months) at the Applicable Treasury Yield plus 25 basis points all as provided in the Indenture.

     The Indenture contains provisions for defeasance at any time of (a) the entire indebtedness on this Note and (b) certain covenants and certain Events of Default upon compliance by the Company with certain conditions set forth therein.

     If an Event of Default with respect to Notes of this series shall occur and be continuing, the principal of the Notes of this series may be declared due and payable in the manner and with the effect provided in the Indenture. In the event of redemption of this Note in part only, a new Note or Notes of this series for the unredeemed portion hereof will be issued in the name of the Holder hereof upon the cancellation hereof. The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Company and the rights of the Holders of the Notes of each series to be affected under the Indenture at any time by the Company and the Trustee with the consent of the Holders of not less than a majority in principal amount of the Notes at the time Outstanding of all series to be affected. The Indenture also contains provisions permitting the Holders of specified percentages in principal amount of the Notes of each series at the time Outstanding, on behalf of the Holders of all Notes of such series, to waive compliance by the Company with certain provisions of the Indenture and certain past defaults under the Indenture and their consequences. Any such consent or waiver by the Holder of this Note shall be conclusive and binding upon such Holder and upon all future Holders of this Note and of any Note issued upon the registration of transfer hereof or in exchange hereof or in lieu hereof, whether or not notation of such consent or waiver is made upon this Note.


     No reference herein to the Indenture and no provision of this Note or of the Indenture shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the principal of (and premium, if any) and interest on this Note at the times, place and rate, and in the coin or currency, herein prescribed. As provided in the Indenture and subject to certain limitations therein set forth, the transfer of this Note is registerable in the Note Register, upon surrender of this Note for registration of transfer at the office or agency of the Company in any place where the principal of, and premium, if any, and interest on this Note are payable, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Company and the Note Registrar duly executed by the Holder hereof or his attorney duly authorized in writing, and thereupon one or more new Notes of this series and of like tenor, of authorized denominations and for the same aggregate principal amount, will be issued to the designated transferee or transferees. The Notes of this series are issuable only in registered form without coupons in denominations of $1,000.00 and any integral multiple of $1,000.00. As provided in the Indenture and subject to certain limitations therein set forth, Notes of this series are exchangeable for a like aggregate principal amount of Notes of this series and of like tenor of a different authorized denomination, as requested by the Holder surrendering the same. No service charge shall be made for any such registration of transfer or exchange, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith. Prior to due presentment of this Note for registration of transfer, the Company or the Trustee and any agent of the Company or the Trustee may treat the Person in whose name this Note is registered as the owner hereof for the purpose of receiving payment as herein provided and for all other purposes, whether or not this Note be overdue, and neither the Company, the Trustee nor any such agent shall be affected by notice to the contrary. This Note shall be governed by and construed in accordance with the laws of the State of New York.

     Certain terms used in this Note which are defined in the Indenture shall have the meanings assigned to them in the Indenture.

                                 ASSIGNMENT FORM

FOR VALUE RECEIVED, as the undersigned hereby sells, assigns and transfers unto

PLEASE INSERT SOCIAL SECURITY NUMBER OR
OTHER IDENTIFYING NUMBER OF ASSIGNEE
[                     ]
--------------------------------------------------------------------------------
Name and address of Assignee,including zip code, must be printed or typewritten)

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
the within Debenture, and all rights thereunder, hereby irrevocably, constituting and appointing

------------------------------------------------------------------------Attorney
to transfer the said Debenture on the books of Citizens Utilities Company with full power of substitution in the premises.



(Dated: _____________)  ________________________________________________________
                        NOTICE:The  signature of this assignment must correspond
                            with the name as it appears upon the face of the within Debenture in every particular, without alteration or enlargement or any change whatever.